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Exhibit 10.4

SEVENTH AMENDMENT TO COMBINED CREDIT AGREEMENTS

        THIS SEVENTH AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated as of October 15, 2003 and effective as of October 30, 2003 (the "Amendment"), among Forest Oil Corporation, a New York corporation (the "U.S. Borrower"), Canadian Forest Oil Ltd. and each other subsidiary of Canadian Forest which becomes a "Borrower" (as defined in the Canadian Credit Agreement) under the Canadian Credit Agreement (the "Canadian Borrowers"), each of the lenders that is a signatory to, or which becomes a signatory to, the U.S. Credit Agreement (together with its successors and assigns, the "U.S. Lenders"), each of the lenders that is a signatory to, or which becomes a signatory to, the Canadian Credit Agreement (together with its successors and assigns, the "Canadian Lenders", and together with the U.S. Lenders, the "Combined Lenders"), Bank of America, N.A., as U.S. Syndication Agent, Citibank, N.A., as U.S. Documentation Agent, J.P. Morgan Bank Canada, successor to The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, Bank of Montreal, as Canadian Syndication Agent, The Toronto-Dominion Bank, as Canadian Documentation Agent, and JPMorgan Chase Bank, successor to The Chase Manhattan Bank, as Global Administrative Agent (in such capacity, together with its successors in such capacity, the "Global Administrative Agent").

W I T N E S S E T H:

        1.     The U.S. Borrower, Global Administrative Agent, the U.S. Syndication Agent, the U.S. Documentation Agent, and the U.S. Lenders are parties to that certain Credit Agreement dated as of October 10, 2000, as previously amended (as previously amended, the "U.S. Credit Agreement"), pursuant to which the U.S. Lenders agreed to make loans to and extensions of credit on behalf of the U.S. Borrower.

        2.     The Canadian Borrowers, Global Administrative Agent, the Canadian Administrative Agent, the Canadian Syndication Agent, the Canadian Documentation Agent, and the Canadian Lenders are parties to that certain Credit Agreement dated as of October 10, 2000, as previously amended (as previously amended, the "Canadian Credit Agreement", and together with the U.S. Credit Agreement, the "Combined Credit Agreements"), pursuant to which the Canadian Lenders agreed to make loans to and extensions of credit on behalf of the Canadian Borrowers.

        3.     The parties to the Combined Credit Agreements intend to amend the Combined Credit Agreements as follows:

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

  I.
  Amendments to U.S. Credit Agreement.

        A.    The definition of "Unutilized Commitment" in Section 1.1 of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

  "        "Unutilized Commitment" means, at the time of determination, the amount by which (a) the amount of the Allocated U.S. Borrowing Base as then in effect at such time, provided that if the Applicable Rating Level is Level I or Level II and availability under this Agreement and the Canadian Credit Agreement is not governed by the Global Borrowing Base, then the amount of the aggregate Commitments at such time, exceeds (b) the amount of the aggregate Credit Exposures of the Lenders at such time."

        B.    Section 2.1 of the U.S. Credit Agreement is hereby amended in its entirety to read as follows:

  "        Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans in U.S. Dollars to Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (a) the Credit Exposure of any Lender exceeding the Commitment of such Lender, or (b) the aggregate amount of the Credit Exposures of all Lenders exceeding (i) in the event the Applicable Rating Level is Level III or the Borrower has elected to have availability under this Agreement and the Canadian Credit Agreement governed by the Global Borrowing Base, the lesser of (A) the aggregate amount of the Allocated U.S. Borrowing Base then in effect and (B) the aggregate amount of the Commitments of the Lenders or (ii) otherwise, the aggregate amount of the Commitments of the Lenders. Within the foregoing limits and subject to the terms and conditions set forth herein, Borrower may borrow, prepay and reborrow Loans."

        C.    The last sentence of Section 2.4(b) of the U.S. Credit Agreement is hereby amended in its entirety to read as follows:

  "A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed U.S.$25,000,000 and (ii) the total Credit Exposures shall not exceed the lesser of (x) the aggregate Commitments of the Lenders or (y) if the Applicable Rating Level is Level III or availability under this Agreement and the Canadian Credit Agreement is governed by the Global Borrowing Base, the Allocated U.S. Borrowing Base then in effect."

        D.    The introductory paragraph of Section 2.7 of the U.S. Credit Agreement is hereby amended to read as follows:

  "This Section shall be applicable at any time when the Applicable Rating Level of Borrower is Level III or the Borrower has elected to have availability under this Agreement and the Canadian Credit Agreement governed by the Global Borrowing Base; provided, however, that this Section shall apply at all times prior to the delivery of the Reserve Report dated effective as of January 1, 2001, and provided further that, if at any time the Applicable Rating Level of Borrower declines to Level III, the Technical Lenders and the Borrowing Base Required Lenders shall promptly but in any event not less than five (5) Business Days thereafter initiate the procedure set forth herein to redetermine the Global Borrowing Base. Notwithstanding that its Applicable Rating Level is Level I or Level II, the Borrower shall have the right to have availability under this Agreement and the Canadian Credit Agreement governed by a Global Borrowing Base for the period from October 30, 2003 until November 1, 2004 and for each 12-month period thereafter, by providing written notice of its election to the Global Administrative Agent on or before the September 15th preceding the relevant period. Any such election shall be irrevocable for such period, but may be changed for subsequent periods by the delivery of an additional written notice to the Global Administrative Agent on or before the September 15th preceding such period."

        E.    Section 2.7(b) of the U.S. Credit Agreement is hereby amended to read as follows:

  "        (b) Annual Scheduled Determinations of the Global Borrowing Base. Promptly after January 1 of each calendar year (commencing January 1, 2001), and in any event prior to March 15 of each calendar year, Borrower shall furnish to the Technical Lenders and the Combined Lenders a report in form and substance reasonably satisfactory to the Technical Lenders, prepared by Borrower's internal petroleum engineers and audited by an Approved Engineer, which report shall evaluate as of January 1 of such calendar year the Proven Reserves attributable to the Oil and Gas Properties which Borrower wishes to include in the Global Borrowing Base and a projection of the rate of production and net operating income with respect thereto, as of such date, together with additional data concerning pricing, hedging, operating costs and quantities of production, and other information and engineering and geological data as any Technical Lender or any Combined Lender may reasonably request. Within 30 days after receipt of such report and information, the Technical Lenders shall make an initial determination of the amount of credit to be made available to Borrower hereunder as of May 1st of such calendar year, and upon such initial determination shall promptly notify the Global Administrative Agent who on behalf of the Technical Lenders shall promptly notify the Combined Lenders in writing of the Technical Lenders' initial determination of the Global Borrowing Base. The Technical Lenders shall make such determination in accordance with each such Technical Lender's customary practices and standards for oil and gas loans and in the exercise of their respective sole discretion. If all of the Technical Lenders cannot agree on the appropriate amount for the redetermined Global Borrowing Base then the amount shall be the highest amount on which all of the Technical Lenders can agree, it being understood that a Technical Lender is deemed to have agreed to any and all amounts that are lower than the amount actually determined by such Technical Lender to be the appropriate value of the Global Borrowing Base. Within 15 days following their receipt of the proposed amount for the redetermined Global Borrowing Base, the Borrowing Base Required Lenders shall approve or reject the Technical Lenders' initial determination of the Global Borrowing Base by written notice to the Global Administrative Agent; provided, however that failure by any Combined Lender to reject in writing the Technical Lenders' determination of the Global Borrowing Base within said 15 day period shall be deemed an acceptance of such determination by such Combined Lender. If the Borrowing Base Required Lenders fail to approve any such determination of the Global Borrowing Base made by the Technical Lenders hereunder, then the Global Administrative Agent shall poll the Combined Lenders and the Global Borrowing Base shall be set at the highest amount on which the Borrowing Base Required Lenders can agree, it being understood that a Combined Lender is deemed to have agreed to any and all amounts that are lower than the amount actually determined by such Combined Lender to be the appropriate value of the Global Borrowing Base. Upon approval or deemed approval by the Borrowing Base Required Lenders of the Global Borrowing Base, the Global Administrative Agent upon notice thereof shall, by written notice to Borrower, the Agents and the Combined Lenders, designate the new Global Borrowing Base available to Borrower and the Canadian Borrowers as of May 1st of such calendar year (each such notice in this Section 2.7(b) or 2.7(c) below, herein a "Global Borrowing Base Designation Notice"). Upon receipt of such Global Borrowing Base Designation Notice, Borrower shall designate the Allocated U.S. Borrowing Base and the Allocated Canadian Borrowing Base to the Global Administrative Agent in accordance with Section 2.7(d)."

        F.     Section 2.7(c) of the U.S. Credit Agreement is hereby amended to read as follows:

  "        (c) Semi-Annual Scheduled Determination of the Global Borrowing Base. In addition, promptly after July 1 of each calendar year (commencing July 1, 2001 which will result in the first scheduled Global Borrowing Base redetermination), and in any event prior to September 15th of each calendar year, Borrower will make available for review by the Technical Lenders a report in form and substance reasonably satisfactory to the Technical Lenders, prepared by Borrower's internal petroleum engineers, which report shall evaluate as of July 1 of such calendar year the Proven Reserves attributable to the Oil and Gas Properties which Borrower wishes to include in the Global Borrowing Base and a projection of the rate of production and net operating income with respect thereto, as of such date, together with additional data concerning pricing, hedging, operating costs, and quantities of production, and other information and engineering and geological data as any Technical Lender or any Combined Lender may reasonably request. The Technical Lenders and the Borrowing Base Required Lenders shall approve and designate the new Global Borrowing Base as of November 1st of such calendar year in accordance with the procedures and standards described in Section 2.7(b)and Borrower shall provide a Global Borrowing Base Allocation Notice to the Global Administrative Agent in accordance with Section 2.7(d) ."

        G.    The second line of Section 2.7(d)(ii) of the U.S. Credit Agreement hereby is amended by inserting the phrase "in U.S. Dollars" following the phrase "the Equivalent Amount".

        H.    Section 2.7(g) of the U.S. Credit Agreement is hereby amended to read as follows:

  "        (c) During any period when either the Applicable Rating Level is Level III or availability under this Agreement and the Canadian Credit Agreement is governed by the Global Borrowing Base, in the event that Borrower or any of its Restricted Subsidiaries (i) issues any Senior Notes, then each of the Global Borrowing Base and the Allocated U.S. Borrowing Base shall be reduced immediately by an amount equal to 30% of the stated principal amount of such issued Senior Notes and (ii) incurs any Subordinated Debt, then each of the Global Borrowing Base and the Allocated U.S. Borrowing Base shall be reduced immediately by an amount equal to 50% of the stated principal amount of such Subordinated Debt."

        I.     Each of Sections 2.7(h) and (i) of the U.S. Credit Agreement are amended by deleting the phrase "During any period when the Applicable Rating Level is Level III" and inserting in lieu thereof the phrase "During any period when either the Applicable Rating Level is Level III or availability under this Agreement and the Canadian Credit Agreement is governed by the Global Borrowing Base".

        J.     Section 2.10(b)(i) of the U.S. Credit Agreement is amended by deleting the phrase "during any period when the Applicable Rating Level is Level III" and inserting in lieu thereof the phrase "during any period when either the Applicable Rating Level is Level III or availability under this Agreement and the Canadian Credit Agreement is governed by the Global Borrowing Base".

        K.    Section 5.1(e) of the U.S. Credit Agreement is hereby amended in its entirety to read as follows:

  "        (e) At any time when the Applicable Rating Level of the Borrower is Level II and availability under this Agreement and the Canadian Credit Agreement is not governed by the Global Borrowing Base, by March 15th of each year, a Reserve Report prepared by Borrower and audited by an Approved Engineer (the "Independent Reserve Report"), and by September 15th of each year, a Reserve Report prepared by Borrower, utilizing a mathematical average of the customary discount rates and price decks of the Technical Lenders and in form and substance acceptable to the Global Administrative Agent (the "Internal Reserve Report");".

        L.    Section 5.1(f) of the U.S. Agreement is hereby amended in its entirety to read as follows:

  "        (f) At any time when the Applicable Rating Level of the Borrower is Level II and availability under this Agreement and the Canadian Credit Agreement is not governed by the Global Borrowing Base, concurrently with the delivery of any Reserve Report, a completed certificate calculating and certifying the Present Value of the Properties of the Borrower and its Restricted Subsidiaries as of the effective date of such Reserve Report, executed on behalf of Borrower by an Authorized Officer, provided, that such Present Value calculation shall not be considered effective for the purposes of this Agreement if the Technical Lenders determine, acting reasonably, that either (i) the calculations used to determine such Present Value as so certified and calculated by the Borrower were not based on the mathematical average of the customary discount rates and price decks of the Technical Lenders or (ii) the calculations used to determine such Present Value are incorrect or mistaken, it being understood that in the event that the Technical Lenders believe that the circumstances described in either clause (i) or clause (ii) above has occurred, the Global Administrative Agent shall promptly notify the Borrower, and the Borrower and Technical Lenders will cooperate to determine the appropriate amount for such Present Value;".

        M.   Section 6.3 of the U.S. Credit Agreement is amended by deleting the phrase "If the Applicable Rating Level of Borrower is Level II" and inserting in lieu thereof the phrase "If the Applicable Rating Level of the Borrower is Level II and availability under this Agreement and the Canadian Credit Agreement is not governed by the Global Borrowing Base".

        N.    Sections 7.5(f) and (g) of the U.S. Credit Agreement are amended to read as follows:

  "        (f) the sale, transfer or other disposition in one or more transactions of Property (other than Equity Interests in Restricted Subsidiaries) not constituting (i) if availability under this Agreement and the Canadian Credit Agreement is governed by the Global Borrowing Base, Borrowing Base Properties, (ii) if the Applicable Rating Level is Level II and availability under this Agreement and the Canadian Credit Agreement is not governed by the Global Borrowing Base, Mortgaged Properties and Oil and Gas Properties given value in the calculation of Present Value or (iii) if the Applicable Rating Level is Level I and availability under this Agreement and the Canadian Credit Agreement is not governed by the Global Borrowing Base, Mortgaged Properties; provided that the aggregate value of such Property so sold, transferred or disposed of during any twelve (12) month period does not exceed (A) if the Applicable Rating Level is Level I or Level II, U.S.$75,000,000 or (B) if the Applicable Rating Level is Level III, U.S.$50,000,000; and

          (g) the sale, transfer or other disposition in one or more transactions of Property constituting either Equity Interests in Restricted Subsidiaries or Properties which are (i) if availability under this Agreement and the Canadian Credit Agreement is governed by the Global Borrowing Base, Borrowing Base Properties, (ii) if the Applicable Rating Level is Level II and availability under this Agreement and the Canadian Credit Agreement is not governed by the Global Borrowing Base, Mortgaged Properties and Oil and Gas Properties given value in the calculation of Present Value or (iii) if the Applicable Rating Level is Level I and availability under this Agreement and the Canadian Credit Agreement is not governed by the Global Borrowing Base, Mortgaged Properties, provided that, during any time when availability under this Agreement and the Canadian Credit Agreement is governed by the Global Borrowing Base, if the aggregate fair market value of such Property so sold, transferred or disposed of during the period since the most recent redetermination of the Global Borrowing Base shall exceed 10% of the amount of the then current Borrowing Base, then the Borrowing Base shall be reduced by an amount equal to value assigned such Property in the most recently prepared Reserve Reports (or if such no such value was assigned, by an amount to be agreed upon by Borrower and the Technical Lenders), and provided further that, during any time when the Applicable Rating Level is Level II and availability under this Agreement and the Canadian Credit Agreement is not governed by the Global Borrowing Base, if the aggregate fair market value of such Property so sold, transferred or disposed of during the period since the most recent redetermination of the Present Value shall exceed 10% of the amount of the then current Present Value, then the Present Value shall be reduced by an amount equal to value assigned such Property in the most recent calculation of the Present Value (or if such no such value was assigned, by an amount to be agreed upon by Borrower and the Technical Lenders)."

        O.    Section 10.12 of the U.S. Credit Agreement is amended by inserting the following at the end thereof:

  "Furthermore, this obligation of confidence shall not apply to, and any Lender, any Issuing Bank or any Agent (and each Person employed or retained by such Lender, Issuing Bank or Agent who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans) may disclose to any Person, without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated by this Agreement and the other Loan Documents, and all materials of any kind (including opinions or other tax analyses) related thereto that are or have been provided to such Lender, Issuing Bank or Agent relating to such tax treatment or tax structure; provided that with respect to any document or similar item that in either case contains confidential information concerning such tax treatment or tax structure of the transactions contemplated by this Agreement and the other the Loan Documents as well as other information. The prior sentence shall only apply to such portions of the documents or similar item that relate to such tax treatment or tax structure."

  II.
  Amendments to Canadian Credit Agreement.

        A.    The definition of "Unutilized Commitment" in Section 1.1 of the Canadian Credit Agreement hereby is amended in its entirety to read as follows:

  "        "Unutilized Commitment" means, at the time of determination, the Equivalent Amount in U.S. Dollars of the amount by which (a) the amount of the Allocated Canadian Borrowing Base as then in effect at such time, provided that if the Applicable Rating Level is Level I or Level II and availability under this Agreement and the U.S. Credit Agreement is not governed by the Global Borrowing Base, then the amount of the aggregate Commitments at such time, exceeds (b) the amount of the aggregate Credit Exposures of the Lenders at such time."

        B.    Section 2.1 of the Canadian Credit Agreement is hereby amended in its entirety to read as follows:

  "        Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans (including BA Loans made in accordance with Section 2.22) in Canadian Dollars or U.S. Dollars to Borrower and each Accepting Lender agrees to accept Bankers' Acceptances presented to it by Borrower pursuant to Section 2.22 in each case from time to time during the Availability Period in an aggregate principal amount that will not result in (a) the Credit Exposure of any Lender exceeding the Commitment of such Lender, or (b) the aggregate amount of the Credit Exposures of all Lenders exceeding (i) in the event the Applicable Rating Level is Level III or the Borrower has elected to have availability under this Agreement and the U.S. Credit Agreement governed by the Global Borrowing Base, the lesser of (A) the aggregate amount of the Allocated Canadian Borrowing Base then in effect and (B) the aggregate amount of the Commitments of the Lenders or (ii) in the event the Applicable Rating Level is Level I or II, the aggregate amount of the Commitments of the Lenders. Within the foregoing limits and subject to the terms and conditions set forth herein, Borrower may repay (but not prepay) Bankers' Acceptances and may borrow, prepay and reborrow Loans."

        C.    The last sentence of Section 2.4(b) of the Canadian Credit Agreement is hereby amended in its entirety to read as follows:

  "A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed U.S.$25,000,000 and (ii) the total Credit Exposures shall not exceed the lesser of (x) the aggregate Commitments of the Lenders or (y) if the Applicable Rating Level is Level III or availability under this Agreement and the U.S. Credit Agreement is governed by the Global Borrowing Base, the Allocated Canadian Borrowing Base then in effect."

        D.    Section 2.10(b)(i) of the Canadian Credit Agreement is amended by deleting the phrase "during any period when the Applicable Rating Level is Level III" and inserting in lieu thereof the phrase "during any period when either the Applicable Rating Level is Level III or availability under this Agreement and the U.S. Credit Agreement is governed by the Global Borrowing Base".

        E.    The first sentence of the introductory paragraph of Section 2.22 of the Canadian Credit Agreement is hereby amended to read as follows:

  "Subject to the terms and conditions of this Agreement, the Commitments may be utilized, upon the request of Borrower, in addition to the Loans provided for by Section 2.2 and the issuance of Letters of Credit provided for by Section 2.4, for the acceptance by the Lenders of Bankers' Acceptances issued by Borrower, provided that in no event shall (i) the aggregate amount of all

  Bankers' Acceptance Liabilities together with the Equivalent Amount in U.S. Dollars of the aggregate principal amount of the Loans and the aggregate amount of all LC Exposure exceed (A) in the event the Applicable Rating Level is Level III or availability under this Agreement and the U.S. Credit Agreement is governed by the Global Borrowing Base, the lesser of (1) the aggregate amount of the Allocated Canadian Borrowing Base then in effect and (2) the aggregate amount of the Commitments of the Lenders or (B) otherwise, the aggregate amount of the Commitments of the Lenders, and (ii) any Bankers' Acceptances have maturities of less than 30 days or more than 180 days from the Acceptance Date (and shall in no event mature on a date after the Maturity Date)."

        F.     Section 10.12 of the Canadian Credit Agreement is amended by inserting the following at the end thereof:

  "Furthermore, this obligation of confidence shall not apply to, and any Lender, any Issuing Bank or any Agent (and each Person employed or retained by such Lender, Issuing Bank or Agent who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans) may disclose to any Person, without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated by this Agreement and the other Loan Documents, and all materials of any kind (including opinions or other tax analyses) related thereto that are or have been provided to such Lender, Issuing Bank or Agent relating to such tax treatment or tax structure; provided that with respect to any document or similar item that in either case contains confidential information concerning such tax treatment or tax structure of the transactions contemplated by this Agreement and the other the Loan Documents as well as other information. The prior sentence shall only apply to such portions of the documents or similar item that relate to such tax treatment or tax structure."

        III.  Election of Global Borrowing Base; Determination of Global Borrowing Base. By the execution of this Amendment, each of the Technical Lenders and the Borrowing Base Required Lenders acknowledges the election of the U.S. Borrower and the Canadian Borrowers to have availability under the Combined Credit Agreements governed by the Global Borrowing Base from the date hereof until November 1, 2004. Subject to Sections 2.7(e), (g), (h) and (i) of the U.S. Credit Agreement, by execution of this Amendment, each of the Technical Lenders, the Borrowing Base Required Lenders and the U.S. Borrower and the Canadian Borrowers agrees during the period from the date hereof to the date of the first redetermination of the Global Borrowing Base, scheduled to become effective on or about May 1, 2004, pursuant to the provisions of Section 2.7 of the U.S. Credit Agreement to the following:

          A.    In the event that the Acquisition is not consummated, then (i) the Global Borrowing Base shall equal U.S.$425,000,000, (ii) the Allocated U.S. Borrowing Base shall equal U.S.$375,000,000, and (iii) the Allocated Canadian Borrowing Base shall equal U.S.$50,000,000; and

          B.    In the event that the Acquisition is consummated in the form originally presented to the Global Administrative Agent, then (i) the Global Borrowing Base shall equal U.S.$525,000,000, (ii) the Allocated U.S. Borrowing Base shall equal U.S.$475,000,000, and (iii) the Allocated Canadian Borrowing Base shall equal U.S.$50,000,000.

For purposes of this Section III, "Acquisition" means the purchase by the U.S. Borrower of certain Oil and Gas Properties pursuant to that certain Purchase and Sale Agreement, dated as of September 20, 2003, by and between Union Oil Company of California, Pure Resources, L.P., Pure Partners, L.P., and PRS Offshore, L.P., as sellers, and U.S. Borrower, as buyer.

        IV.    Effectiveness. This Amendment shall become effective as of October 30, 2003 when the Global Administrative Agent shall have received:

        A.    Counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrowers, the Global Administrative Agent and at least the Borrowing Base Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party); and

        B.    (i) An amendment fee for the account of each Combined Lender executing this Amendment and returning its signature page to the Global Administrative Agent on or before 4:00 p.m., Houston time, October 22, 2003 of 10 basis points multiplied by the Combined Commitments of such Combined Lender and (ii) such other fees otherwise agreed in writing by the U.S. Borrower.

        V.     Reaffirmation of Representations and Warranties. To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrowers hereby reaffirm, as of the date hereof, the following:

          (i)    The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the "Combined Loan Parties") set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date).

          (ii)   Each of the U.S. Borrower and its Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          (iii)  The execution, delivery and performance by U.S. Borrower of this Amendment and each other Combined Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Combined Loan Party of this Amendment and each other Combined Loan Document executed or to be executed by it, are within U.S. Borrower's and each such Combined Loan Party's corporate, limited liability company and/or partnership powers, and have been duly authorized by all necessary corporate, limited liability company and/or partnership action, and if required, stockholder, member and/or partner action. This Amendment and each other Combined Loan Document executed or to be executed by it has been duly executed and delivered by U.S. Borrower and constitutes, and this Amendment and each other Combined Loan Document executed or to be executed by any Combined Loan Party, when executed and delivered by such Combined Loan Party, will constitute, a legal, valid and binding obligation of U.S. Borrower or such Combined Loan Party (as the case may be), enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (iv)  The execution, delivery and performance by the U.S. Borrower of this Amendment and each other Combined Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Combined Loan Party of this Amendment and each Loan Document executed or to be executed by such Combined Loan Party, (a) do not require any Governmental Approval or third party approvals, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Combined Loan Documents, (b) will not violate any applicable Governmental Rule or the Organic Documents of U.S. Borrower or any such Combined Loan Party or any order of any Governmental

  Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon U.S. Borrower or any such Combined Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by U.S. Borrower or any such Combined Loan Party, and (d) will not result in the creation or imposition of any Lien on any asset of U.S. Borrower or any such Combined Loan Party except Liens created under the Combined Loan Documents.

          (v)   No Default under the Combined Loan Documents has occurred and is continuing and the U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.

          (vi)  No event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

        VI.   Defined Terms. Except as amended hereby, terms used herein when defined in the U.S. Credit Agreement shall have the same meanings herein unless the context otherwise requires.

        VII. Reaffirmation of Combined Credit Agreements. This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.

        VIII.   Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        IX.   Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

        X.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

        XI.   Headings. Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

        XII. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        XIII.   No Oral Agreements. THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrowers, the Combined undersigned Lenders, the Global Administrative Agent, and the other "agents" under the Combined Credit Agreements have executed this Amendment as of the date first above written.

U.S. BORROWER
FOREST OIL CORPORATION
By:	/s/ CAROLINE M. MCCLURG
Name:	Caroline M. McClurg
Title:	Treasurer
CANADIAN BORROWERS
CANADIAN FOREST OIL LTD.
By:	/s/ JAMES R. GOOD
Name:	James R. Good
Title:	President
PRODUCERS MARKETING LTD.
By:	/s/ JAMES R. GOOD
Name:	James R. Good
Title:	President
AGENTS AND COMBINED LENDERS
JPMORGAN CHASE BANK, successor to The Chase Manhattan Bank, as Global Administrative Agent and as a U.S. Lender
By:	/s/ RUSSELL A. JOHNSON
Name:	Russell A. Johnson
Title:	Vice President
BANK OF AMERICA, N.A., as U.S. Syndication Agent and as a U.S. Lender
By:	/s/ RICHARD L. STEIN
Name:	Richard L. Stein
Title:	Principal

CITIBANK, N.A., as U.S. Documentation Agent and as a U.S. Lender
By:	/s/ AMY K. PINCU
Name:	Amy K. Pincu
Title:	Attorney-in-Fact
BANK OF MONTREAL, as a U.S. Lender
By:	/s/ JAMES V. DUCOTE
Name:	James V. Ducote
Title:	Director
TORONTO DOMINION (TEXAS), INC., as a U.S. Lender
By:	/s/ DEBBIE A. GREENE
Name:	Debbie A. Greene
Title:	Vice President
ABN AMRO BANK N.V., as a U.S. Lender
By:	/s/ JOHN REED
Name:	John Reed
Title:	Vice President
By:	/s/ QUANDRA L. KELLEY
Name:	Quandra L. Kelley
Title:	Assistant Vice President
BANK OF SCOTLAND, as a U.S. Lender
By:	/s/ SUSAN E. HAY
Name:	Susan E. Hay
Title:	Director, Business Services
BANK ONE, NA (Main Office Chicago), as a U.S. Lender
By:	/s/ J. SCOTT FOWLER
Name:	J. Scott Fowler
Title:	Director, Capital Markets

MERITA BANK PLC, as a U.S. Lender
By:
Name:
Title:
By:
Name:
Title:
FORTIS CAPITAL CORP., as a U.S. Lender
By:	/s/ DARRELL W. NOLLEY
Name:	Darrell W. Nolley
Title:	Managing Director
By:	/s/ DAVID MONTGOMERY
Name:	David Montgomery
Title:	Senior Vice President
U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender
By:	/s/ MATTHEW J. PURCHASE
Name:	Matthew J. Purchase
Title:	Vice President
BNP PARIBAS, formerly Paribas, as a U.S. Lender
By:	/s/ DAVID DODD
Name:	David Dodd
Title:	Director
By:	/s/ BETSY JOCHER
Name:	Betsy Jocher
Title:	Vice President

CREDIT AGRICOLE INDOSUEZ, as a U.S. Lender
By:
Name:
Title:
By:
Name:
Title:
CREDIT SUISSE FIRST BOSTON, as a U.S. Lender
By:	/s/ S. WILLIAM FOX
Name:	S. William Fox
Title:	Director
By:	/s/ DAVID J. DODD
Name:	David J. Dodd
Title:	Associate
GENERAL ELECTRIC CAPITAL CORPORATION as a U.S. Lender
By:
Name:
Title:
MIZUHO CORPORATE BANK, formerly The Fuji Bank, Limited, as a U.S. Lender
MIZUHO CORPORATE BANK, formerly The Industrial Bank of Japan, Limited, New York Branch, as a U.S. Lender
By:
Name:
Title:
THE BANK OF NEW YORK, as a U.S. Lender
By:	/s/ PETER W. KELLER
Name:	Peter W. Keller
Title:	Vice President

HIBERNIA NATIONAL BANK, as a U.S. Lender
By:	/s/ DARIA MAHONEY
Name:	Daria Mahoney
Title:	Vice President
UFJ BANK, formerly known as The Sanwa Bank, Limited, as a U.S. Lender
By:	/s/ L.J. PERENYI
Name:	L.J. Perenyi
Title:	Vice President
SOCIETE GENERALE, SOUTHWEST AGENCY, as a U.S. Lender
By:	/s/ SPENCER SMITH
Name:	Spencer Smith
Title:	Vice President
ING CAPITAL LLC, as a U.S. Lender
By:
Name:
Title:
COMERICA BANK, successor by merger with Comerica Bank-Texas, as a U.S. Lender
By:	/s/ THOMAS G. RAJAN
Name:	Thomas G. Rajan
Title:	Vice President—Texas Division
J.P. MORGAN BANK CANADA, successor to The Chase Manhattan Bank of Canada, as Canadian Administrative Agent
By:	/s/ DREW MCDONALD
Name:	Drew McDonald
Title:	Vice President

JPMORGAN CHASE BANK, TORONTO BRANCH, as a Canadian Lender
By:	/s/ DREW MCDONALD
Name:	Drew McDonald
Title:	Vice President
BANK OF MONTREAL, as Canadian Syndication Agent and as a Canadian Lender
By:	/s/ JAMES V. DUCOTE
Name:	James V. Ducote
Title:	Director
THE TORONTO-DOMINION BANK, as Canadian Documentation Agent and as a Canadian Lender
By:	/s/ DEBBI BRITO
Name:	Debbi Brito
Title:	Asst. Mgr. Corporate Credit Administration & Compliance
BANK OF AMERICA, N.A., Canada Branch, as a Canadian Lender
By:	/s/ MEDINA SALES DE ANDRADE
Name:	Medina Sales de Andrade
Title:	Assistant Vice President
WASHINGTON MUTUAL BANK, FA, as a U.S. Lender
By:	/s/ DAVID W. PHILLIPS
Name:	David W. Phillips
Title:	Vice President

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SEVENTH AMENDMENT TO COMBINED CREDIT AGREEMENTS